Summary Prospectus
March 5, 2026

Share Class | Ticker	Reserve | OFFXX

Federated Hermes Money Market
Management Digital Treasury Fund

A Portfolio of Federated Hermes Money Market Obligations Trust
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information and most recent reports to shareholders, online at FederatedHermes.com/us/FundInformation. You can also get this information at no cost by calling toll free at (+1) 866-858-2195 or at (+1) 508-871-3572, by sending an email request via Contact Us on FederatedHermes.com/us, or from a financial intermediary through which Shares of the Fund may be bought or sold. The Fund’s Prospectus and Statement of Additional Information, both dated March 5, 2026, are incorporated by reference into this Summary Prospectus.

A money market mutual fund seeking to provide current income consistent with stability of principal by investing in a portfolio of U.S. dollar cash and U.S. Treasury investments with a remaining maturity of 93 days or less and overnight repurchase agreements fully collateralized by U.S. Treasury securities.
As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured ▪ May Lose Value ▪ No Bank Guarantee

Fund Summary Information–Reserve Shares
Federated Hermes Money Market Management Digital Treasury Fund (the “Fund”)
RISK/RETURN SUMMARY: INVESTMENT OBJECTIVE
The Fund is a money market fund that seeks to maintain a stable net asset value (NAV) of $1.00 per Share. The Fund’s investment objective is to provide current income consistent with stability of principal.
RISK/RETURN SUMMARY: FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy, hold and sell the Fund’s Shares (Shares). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Fees (fees paid directly from your investment)
RES
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None
Exchange Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
RES
Management Fee	0.15%
Other Expenses[1]	0.16%
Total Annual Fund Operating Expenses	0.31%
Fee Waivers and/or Expense Reimbursements[2]	(0.13)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.18%
1
 Other Expenses are based on estimated amounts for the current fiscal year.
2
 The Adviser and certain of its affiliates have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (excluding acquired fund fees and expenses, interest expense, extraordinary expenses and proxy-related expenses, if any) paid by the
Fund (after the voluntary waivers and/or reimbursements) will not exceed 0.18% (the “Fee Limit”) up to but not including the later of (the “Termination Date”): (a) April 1, 2027 or (b) the date of the
Fund’s next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the approval of the Trustees.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The Example assumes that you invest $10,000 for the time periods indicated and then redeem or hold all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not reflect sales charges (loads) on reinvested dividends. If these sales charges (loads) were included, your costs would be higher. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
1 Year	$32
3 Years	$100
RISK/RETURN SUMMARY: INVESTMENTS, RISKS and PERFORMANCE
What are the Fund’s Main Investment Strategies?
The Fund invests, under normal circumstances, primarily in U.S. dollar-denominated cash, U.S. Treasury bills, notes and bonds with 93 days or less to maturity and overnight repurchase agreements fully collateralized by U.S. Treasury securities.
The Fund invests in a manner intended to satisfy the requirements for eligible reserve assets in which payment stablecoin issuers are permitted to maintain under the Guiding and Establishing National Innovation for U.S. Stablecoins Act (otherwise referred to as the GENIUS Act) and regulations adopted thereunder, to support investment in the Fund by eligible stablecoin issuers seeking to comply with such requirements. The Fund’s strategy and portfolio may be subject to future changes in the eligible reserve requirements of the GENIUS Act or the regulations thereunder. As of the date of this Prospectus, among other limitations, the GENIUS Act limits eligible reserves to assets with remaining maturities of 93 days or less.
In pursuing its investment objective and implementing its investment strategies, the Fund will comply with Rule 2a-7 under the Investment Company Act of 1940 (“Rule 2a-7”). The Fund will operate as a “government money market fund” as such term is defined in or interpreted under Rule 2a-7 under the Investment Company Act of 1940, as amended (the “1940 Act”). Government money market funds are required to invest at least 99.5% of their total assets in: (i) cash; (ii) securities issued or guaranteed by the United States or certain U.S. government agencies or instrumentalities; and/or (iii) repurchase agreements that are collateralized fully. Government money market funds are not required to adopt a liquidity fee framework and accordingly the Fund has not adopted such a framework.

The Fund has also adopted a non-fundamental investment policy in accordance with Rule 35d-1 under the 1940 Act such that under normal circumstances, the Fund will invest its assets so that at least 80% of its net assets (plus any borrowings for investment purposes) are invested in U.S Treasury investments. The Fund will notify shareholders at least 60 days in advance of any change in this investment policy.
What are the Main Risks of Investing in the Fund?
All mutual funds take investment risks. Therefore, even though the Fund is a money market fund that seeks to maintain a stable NAV, it is possible to lose money by investing in the Fund. The primary factors that may negatively impact the Fund’s ability to maintain a stable NAV, delay the payment of redemptions by the Fund, or reduce the Fund’s daily dividends include:
■ Interest Rate Risk. Prices of fixed-income securities generally fall when interest rates rise. Recent and potential future changes in monetary policy made by central banks and/or their governments are likely to affect the level of interest rates. Very low or negative interest rates magnify interest rate risk. During periods when interest rates are low or there are negative interest rates, the Fund’s yield (and total return) also is likely to be lower or the Fund may be unable to maintain a positive return, or yield, or a stable NAV.
■ Counterparty Risk. A party to a transaction involving the Fund may fail to meet its obligations. This could cause the Fund to lose money or to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategies.
■ Risk Related to the Economy. The value of the Fund’s portfolio may decline in tandem with a drop in the overall value of the markets in which the Fund invests and/or other markets. Global economic, political and financial conditions, including geopolitical and other events (e.g., wars, tensions, sanctions and terrorism), legislative changes or shifts in fiscal or monetary policy or reform, industry or economic trends and developments, grid congestion or capacity constraints, natural disasters or public health risks, such as epidemics or pandemics, may, from time to time, and for varying periods of time, have a significant effect on the economies of many nations, including the U.S., and financial markets generally and cause the Fund to experience volatility, illiquidity, loss of value, shareholder redemptions, and/or other potentially adverse effects.
■ Liquidity Risk. Liquidity risk is the risk that the Fund will experience significant net redemptions of Fund Shares at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss.
■ Large Shareholder Risk. A significant percentage of the Fund’s shares may be owned or controlled by a large shareholder. Accordingly, the Fund can be subject to the potential for large scale inflows and outflows as a result of purchases and redemptions made by significant shareholders. These inflows and outflows could be significant and, if frequently occurring, could negatively affect the Fund’s net asset value and performance and could cause the Fund to sell securities at inopportune times in order to meet redemption requests.
■ Stablecoin Issuer Risk. Since the Fund’s principal investment strategy limits its investments to eligible reserve assets in which payment stablecoin issuers are permitted to maintain under the GENIUS Act, the Fund’s yield may be lower than other money market funds that are permitted to invest in a wider universe of investments.
■ U.S. Treasury Obligations Risk. U.S. Treasury obligations may differ from other securities in their interest rates, maturities, times of issuance and other characteristics and may provide relatively lower returns than those of other securities. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund’s U.S. Treasury obligations to decline.
■ Risk Associated with Use of Amortized Cost. In the unlikely event that the Fund’s Board of Trustees (“Board”) were to determine, pursuant to Rule 2a-7, that the extent of the deviation between the Fund’s amortized cost per Share and its market-based NAV per Share may result in material dilution or other unfair results to shareholders, the Board will cause the Fund to take such action as it deems appropriate to eliminate or reduce to the extent practicable such dilution or unfair results.
■ Additional Factors Affecting Yield. There is no guarantee that the Fund will provide a certain level of income or that any such income will exceed the rate of inflation. Further, the Fund’s yield will vary. Periods of very low or negative interest rates impact, in a negative way, the Fund’s ability to maintain a positive return, or yield, or pay dividends to Fund shareholders.
■ Technology Risk. The Adviser uses various technologies in managing the Fund, consistent with its investment objective(s) and strategy described in this Prospectus. For example, proprietary and third-party data and systems are utilized to support decision making for the Fund. Data imprecision, software or other technology malfunctions, programming inaccuracies and similar circumstances may impair the performance of these systems, which may negatively affect Fund performance.
You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor is not required to reimburse the Fund for losses, and you should not expect that the sponsor will provide financial support to the Fund at any time, including during periods of market stress.

Performance: Bar Chart and Table
A performance bar chart and total return information for the Fund will be provided after the Fund has been in operation for a full calendar year. Updated performance information for the Fund is available under the “Products” section at FederatedHermes.com/us or by calling toll free at (+1) 866-858-2195 or at (+1) 508-871-3572.
FUND MANAGEMENT
The Fund’s Investment Adviser is Federated Investment Management Company.
Purchase and Sale of Fund Shares
Shares are offered to certain banks, trust institutions, individuals, stablecoin issuers and other institutional investors investing for their own accounts or for accounts of their customers. Although the Fund does not currently employ blockchain technology or invest in crypto assets, Fund Shares are expected to be used primarily by participants in the broader blockchain ecosystem, and Fund Shares may be purchased and held through intermediaries that use blockchain technology to maintain a record of share ownership for their customers. The Fund offers a single Share class, Reserve Shares, that do not currently employ blockchain technology to maintain a record of share ownership. However, in the future, the Fund may seek to employ blockchain technology to maintain a record of share ownership with respect to the Reserve Shares or additional share classes.
You may purchase or redeem Shares of the Fund on any day the New York Stock Exchange (NYSE) is open. Shares may be purchased through a financial intermediary or directly from the Fund, by wire or by check. Please note that certain purchase restrictions may apply. Redeem or exchange Shares through a financial intermediary or directly from the Fund by telephone toll free at (+1) 866-858-2195, at (+1) 508-871-3572, or by mail.
The minimum initial investment amount for the Fund’s RS class is generally $10,000 and there is no minimum subsequent investment amount. There is no minimum initial or subsequent investment amount required for employer-sponsored retirement plans; however, such accounts remain subject to the Fund’s policy on “Accounts with Low Balances” as discussed later in this Prospectus. Certain types of accounts are eligible for lower minimum investments.
Financial intermediaries may impose higher or lower minimum investment requirements on their customers than those imposed by the Fund. If an intermediary’s aggregate account (omnibus account) meets the Fund’s investment minimum requirements, there is no minimum requirement for the underlying sub-accounts. Keep in mind that financial intermediaries may charge you fees for their services in connection with your Share transactions.

Tax Information
The Fund’s distributions are taxable as ordinary income or capital gains except when your investment is through a 401(k) plan, an Individual Retirement Account or other tax-advantaged investment plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Federated Hermes Money Market Management Digital Treasury Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedHermes.com/us
or call toll free at (+1) 866-858-2195 or at (+1) 508-871-3572.
Federated Securities Corp., Distributor
Investment Company Act File No. 811-5950
CUSIP 31423R831
Q457106 (6/26)
© 2026 Federated Hermes, Inc.